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EXHIBIT 4.3 Specimen Stock Certificate of Lamar Capital Corporation

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                          INCORPORATED UNDER THE LAWS
                          OF THE STATE OF MISSISSIPPI

    -----NUMBER-----                                         -----SHARES----
     LLC
                                LAMAR CAPITAL
COMMON STOCK                     CORPORATION
PAR VALUE $.50
                                                             SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS

                                                           CUSIP 512828 10 6



THIS CERTIFIES THAT


IS THE OWNER OF



          FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Lamar Capital Corporation, transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

   Dated:

                              [CORPORATE SEAL OF
                           LAMAR CAPITAL CORPORATION
                                 APPEARS HERE]



/s/ Jane P. Roberts                        /s/ Kenneth M. Lott
VICE CHAIRMAN AND SECRETARY                PRESIDENT AND CHIEF OPERATING OFFICER

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COUNTERSIGNED AND REGISTERED:
        SUNTRUST BANK, ATLANTA
                TRANSFER AGENT AND REGISTRAR

BY


                        AUTHORIZED SIGNATURE


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                          LAMAR CAPITAL CORPORATION

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM- as tenants in common                  UNIF GIFT MIN ACT-________________ Custodian__________________
     TEN ENT- as tenants by the entireties                                (Cust)                     (Minor)
      JT TEN- as joint tenants with
              right of survivorship and                              under Uniform Gifts to Minors
              not as tenants in common
                                                                     Act__________________________________________
                                                                                        (State)

                              Additional abbreviations may also be used though not in the above list.

     For Value Received, ____________________________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
- -------------------------------------------------
|                                               |
__________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________
             Please print or typewrite name and address including postal zip code of assignee

__________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________

___________________________________________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______

_________________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, _________________________________

                                 _________________________________________________________________________________
                                 NOTICE: The signature of this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

        SIGNATURE(S) GUARANTEED:
                                ----------------------------------------------------------------------------------
                                THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
                                (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
                                MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO
                                S.E.C. RULE 17Ad-15.

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Lamar Capital Corporation (the "Company") and SunTrust Bank, Atlanta (the "Rights Agent") dated as of August 3, 1998 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person, an Adverse Person or any Affiliates or Associates thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

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